UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

KINDER MORGAN, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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KINDER MORGAN INC.

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IMPORTANT ANNUAL MEETING INFORMATION

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Vote Your Shares by Internet

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- Or scan the QR code with your smartphone
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Stockholder Meeting Notice

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 7, 2015

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Kinder Morgan, Inc. annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

The Notice of Kinder Morgan, Inc.'s 2015 Annual Meeting of Stockholders (the "Annual Meeting"), Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (collectively, the "Proxy Materials") are available at:

www.envisionreports.com/kmii

Easy Online Access — A Convenient Way to View Proxy Materials and Vote Your Shares
When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/kmii** to view the materials.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive paper or email copies of the Proxy Materials, you must request them as instructed below. There is no charge to you for requesting a copy. Please make your request for copies of the Proxy Materials on or before April 24, 2015 to facilitate timely delivery.

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Here’s how to order a copy of the proxy materials and select future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a set of proxy materials. g Internet – Go to www.envisionreports.com/kmii. Follow the instructions to log in and order a set of proxy materials. g Email – Send an email message with “Proxy Materials Kinder Morgan, Inc.” in the subject line and, in the body of the message, your full name and address and the control number located in the shaded bar on the reverse to investorvote@computershare.com. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 24, 2015. . Stockholder Meeting Notice The Annual Meeting will be held at the offices of Kinder Morgan, Inc., 1001 Louisiana Street, Houston, Texas 77002, on Thursday, May 7, 2015, beginning at 1:00 p.m. local time. At the Annual Meeting, the holders of Kinder Morgan, Inc.’s common stock will act on the following matters: Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations. The Board of Directors recommends that you vote FOR each of the following proposals: (1) Election of the following Directors: Richard D. Kinder, Steven J. Kean, Ted A. Gardner, Anthony W. Hall, Jr., Gary L. Hultquist, Ronald L. Kuehn, Jr., Deborah A. Macdonald, Michael J. Miller, Michael C. Morgan, Arthur C. Reichstetter, Fayez Sarofim, C. Park Shaper, William A. Smith, Joel V. Staff, Robert F. Vagt and Perry M. Waughtal. (2) Approval of the Kinder Morgan, Inc. 2015 Amended and Restated Stock Incentive Plan. (3) Approval of the Amended and Restated Annual Incentive Plan of Kinder Morgan, Inc. (4) Advisory vote to approve executive compensation. (5) Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2015. (6) Approval of the Amended and Restated Certificate of Incorporation of Kinder Morgan, Inc. The Board of Directors recommends that you vote AGAINST each of the following proposals: (7) Stockholder proposal relating to a report on our company’s response to climate change. (8) Stockholder proposal relating to a report on methane emissions. (9) Stockholder proposal relating to an annual sustainability report. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must (1) vote online or by telephone or (2) request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 0201CE